THE VANTAGEPOINT FUNDS

Vantagepoint Mid/Small Company Index Fund

Supplement dated July 9, 2013 to the
Prospectus dated May 1, 2013, as supplemented

This supplement changes the disclosure in the prospectus and provides new information that should be read together with the prospectus and any supplements thereto.

Effective July 1, 2013, the Vantagepoint Mid/Small Company Index Fund (the “Fund”) no longer employs a sampling technique to approximate the Fund’s index characteristics, but is weighted to seek to replicate the investment characteristics of the Russell 2500™ Index. Therefore, the following replaces the Fund’s “Principal Investment Strategies” on pages 43 and 116-117 of the prospectus.

Principal Investment Strategies — The Fund invests, under normal circumstances, at least 90% of its net assets in equity securities included in the Russell 2500 Index, weighted to seek to replicate the investment characteristics of the Russell 2500 Index and performance that correlates with the performance of that index.

The Fund follows an indexed or “passively managed” approach to investing. This means that the Fund’s subadviser selects securities for investment to try to approximate the investment characteristics and performance of the index. The Russell 2500 Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap, and is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index, based on a combination of their market capitalization and current index membership.

While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.